Exhibit 13.2

Section 906 Certification by Chief Financial Officer of Annual Report

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zarlink Semiconductor Inc. (the "Company") on Form 20-F for the period ending March 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Milligan, Senior Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

           Date: June 8, 2007
                                           /s/ SCOTT MILLIGAN
                                           -----------------------------------
                                           Scott Milligan
                                           Senior Vice President of Finance and
                                           Chief Financial Officer